Other Balance Sheet Components	12 Months Ended
Jun. 30, 2019
Payables and Accruals [Abstract]
Other Balance Sheet Components	Other Balance Sheet Components
Accrued expenses included the following:

	June 30, 2019	June 30, 2018
Compensation costs	$58,864	$57,024
Income and indirect taxes	40,102	33,557
Advertising costs	22,289	28,140
Production costs	9,261	8,903
Shipping costs	7,275	5,241
Sales returns	5,413	5,076
Purchases of property, plant and equipment	2,358	4,489
Professional fees	2,786	3,802
Interest payable	2,271	1,653
Other	44,096	38,776
Total accrued expenses	$194,715	$186,661

Other current liabilities included the following:

	June 30, 2019	June 30, 2018
Short-term derivative liabilities	$1,628	$31,054
Current portion of lease financing obligation	12,569	12,569
Current portion of capital lease obligations	10,668	10,747
Other	3,016	601
Total other current liabilities	$27,881	$54,971

Other liabilities included the following:

	June 30, 2019	June 30, 2018
Long-term capital lease obligations	$16,036	$16,883
Long-term derivative liabilities	15,886	10,080
Liability-based equity award (1)	—	15,464
Mandatorily redeemable noncontrolling interest (1)	—	4,366
Other	21,794	22,731
Total other liabilities	$53,716	$69,524

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(1) These liabilities relate to share-based compensation awards and mandatorily redeemable noncontrolling interest associated with our Printi business. As of June 30, 2019, we estimated the future redemption value to be zero, primarily due to lower forecasted financial results, of which the redemption value is calculated based on certain contractual financial measures in the period we expect the put or call option to be exercised. We have made separate prepayments for these obligations, in the form of loans to the minority shareholders, so these liabilities have been reclassified as a reserve against the related loan receivables, resulting in a reduction in other liabilities on our balance sheet. Refer to Note 15 for additional details.